UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 13, 2015
KAISER ALUMINUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-52105	94-3030279
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

27422 Portola Parkway, Suite 200
	Foothill Ranch, California	92610-2831
	(Address of Principal Executive Offices)	(Zip Code)

(949) 614-1740
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Director Designation Agreement

On February 13, 2015, Kaiser Aluminum Corporation (the "Company") and the United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union, AFL-CIO, CLC (formerly known as the United Steelworkers of America, AFL-CIO, CLC) (the "USW") amended and restated the terms of the director designation agreement dated July 6, 2006 (the "Amendment"). Similar to the director designation agreement, the Amendment provides the USW with the right to designate for nomination the minimum number of candidates necessary to ensure that, assuming such candidates are elected by the Company’s stockholders, at least 40% of the members of the board of directors (the "Board") immediately following such election of directors who were designated by the USW. The Amendment, however, provides the Company with the ability to increase the size of the Board from 10 to up to 12 members without increasing the number of candidates that the USW has the right to designate for nomination. In addition, the Amendment requires the Company and the USW to meet not less than annually to discuss each Board member designated for nomination by the USW and requires the USW to obtain the Company's approval prior to re-designating a Board member for nomination. As with the director designation agreement, the Amendment also provides that, so long as the Board maintains an audit committee, executive committee or nominating and corporate governance committee, each such committee will, unless otherwise required by the fiduciary duties of the Board, include at least one director who was designated by the USW to serve on the Board in accordance with the Amendment. The Amendment was entered into in connection with the renewal and ratification of a labor agreement with the members of the USW at the Company’s Newark, Ohio and Spokane, Washington facilities and was effective upon ratification of the labor agreement on January 28, 2015. The Amendment will expire on December 31, 2020.

The preceding description of Amendment is a summary and is qualified in its entirety by the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit
Number	Description
10.1	Amended and Restated Director Designation Agreement dated February 13, 2015.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION
(Registrant)

By:	/s/ Cherrie I. Tsai
Cherrie I. Tsai
Assistant General Counsel and Corporate Secretary

Date: February 13, 2015